Exhibit 99.1

Rockville

FINANCIAL, INC.

Transition • Values • Success

NASDAQ Global Select Market

RCKB

What’s New in New England Banking

Sterne Agee / Berry Dunn

June 11 – 12, 2013

Forward Looking Statements

This Presentation contains forward-looking statements that are within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of our management and are subject to significant risks and uncertainties. These risks and uncertainties could cause our results to differ materially from those set forth in such forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “estimates,” “targeted” and similar expressions, and future or conditional verbs, such as “will,” “would,” “should,” “could” or “may” are intended to identify forward-looking statements but are not the only means to identify these statements. Forward-looking statements involve risks and uncertainties. Actual conditions, events or results may differ materially from those contemplated by a forward-looking statement. Factors that could cause this difference — many of which are beyond our control — include without limitation the following: Any forward-looking statements made by or on behalf of us in this Presentation speak only as of the date of this Presentation. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. The reader should; however, consult any further disclosures of a forward-looking nature we may make in future filings.

With regard to presentations related to recently converted second step conversions, the peer companies include: PBNY, BRKL, OCFC, ESBF, UBNK, WFD, ESSA, NHTB, HIFS, HARL, and THRD. The data presented in this presentation relating to the peer companies is based on the calendar year. Data for peers is sourced from SNL Financial LLC.

Table of Contents

Page

Rockville Financial, Inc. Overview 5

Strategic Focus 6

Executive Management Team 8

Talent Acquisition 9

Corporate Progress 11

Loans 13

Mortgage Banking 15

Deposits 17

Institutional Ownership 19

Insider Ownership 20

Appendix 22

Corporate Contacts

William H. W. Crawford, IV

President & Chief Executive Officer

Scott C. Bechtle

Executive Vice President, Chief Risk Officer

John T. Lund

Executive Vice President, Chief Financial Officer & Treasurer

Mark A. Kucia

Executive Vice President, Head of Commercial Banking

Eric R. Newell

Executive Vice President, Head of Treasury & Corporate Strategy

Brandon C. Lorey

Senior Vice President, Head of Consumer Lending

Investor Information:

Marliese L. Shaw

Senior Vice President, Corporate Secretary/Investor Relations Officer 860-291-3622 or mshaw@rockvillebank.com

Rockville Financial, Inc. Overview

• 22 Branch community bank in Central & Southern Connecticut

• Established in 1858

• Assets of $2.1 billion

• Second step mutual conversion in March 2011, $171 million capital raise

• Total capital $321 million at March 31, 2013

• Transform from thrift model to high performing commercial community bank

Strategic Focus

Organic Growth

• Recruit & retain most experienced and connected talent in market

• Best talent moves their book of business to Rockville

• Employer of choice in Connecticut

• Commercial, mortgage, retail and financial advisory hires

Strong Financial Performance

• Asset quality

• Earnings asset growth

• EPS growth

• Revenue growth

Return of Capital

• 54% Dividend increase since conversion

• Completion of 10% Stock buyback program as of May 20th, 2013

• Initiation of 2nd 10% Stock buyback program as of May 20th, 2013

• Special cash dividend

• Returned 113% of earnings to shareholder in the first quarter of 2013

Strategic Focus

Strong Risk Management & Financial Discipline

• Disciplined approach to acquisition

• Capital deployment

• New management team with large bank experience and depth

Attractive Branch Franchise

• Solid suburban markets

• Strong demographics

• #1 or #2 market share in all seasoned markets

Trading 117% of TBV

Executive Management Team

Recruited Experienced Management Team to prepare to prudently leverage capital and accelerate growth, while also positioning for the evolving regulatory environment

Name	Title/Function	Years in Industry/Years at Rockville	Prior Experience
William H. W. Crawford, IV	President and CEO	25/2	Wells Fargo Bank, Wachovia Bank and SouthTrust Bank
Marino J. Santarelli	EVP & Chief Operating Officer	40/2	Wells Fargo Bank, Wachovia Bank and United Penn Bank
Scott C. Bechtle	EVP & Chief Risk Officer	31/2	Florida Shores Bank, Wells Fargo Bank (fka SouthTrust Bank) and Bank of America (fka Barnett Banks)
John T. Lund	EVP & Chief Financial Officer & Treasurer	20/4	FDIC Examiner, Capital Markets Specialist
Mark A. Kucia	EVP & Head of Commercial Banking	26/7	Liberty Bank, Mechanics Bank, BayBank, National Westminster PLC
Steve Koniecki	EVP & Information Technology and Operations Officer	32/2	Space Coast Credit Union, West Bank
Rick Trachimowicz	EVP & Head of Human Capital and Facilities Management	38/16	Northeast Savings, Freedom Federal Savings
Eric R. Newell	EVP & Head of Treasury & Corporate Strategy	10/2	Alliance Bernstein, Fitch Ratings, and FDIC. CFA Designation
Brandon C. Lorey	SVP & Head of Consumer Lending	23/0	H&R Block Bank, Chevy Chase Federal Savings Bank

8

Talent Acquisition - *Risk Management*

The Company strengthened Risk Management with the following new positions:

Name	Title/Function	Years in Industry/ Years at Rockville	Prior Experience
Betsy Kenney Wynnick	SVP & Director of Internal Audit	21/1	NewAlliance Bank, Webster Bank, Coopers & Lybrand. Licensed to practice law in Connecticut, CPA & CFSA Designations.
Jay Peters	VP & BSA/AML, Red Flags Officer	38/2	NewAlliance Bank, Webster Bank, Bank of Southern Connecticut, Dime Savings Bank
Beth Donna	VP & Enterprise Risk Management	26/2	NewAlliance Bank, Dime Savings Bank
Christine Keeney	VP & Information Security Officer	24/2	NewAlliance Bank, Savings Bank of Manchester, Delloitte & Touche, CISSP Designation
Carla Balesano	SVP & Head of Corporate Loan Strategies	26/1	TD Bank, Webster Bank, Fleet Bank, Bank of America
Bob Davidson	SVP & Senior Credit Officer	20/3	Sovereign Bank, Farmington Bank, Savings Bank of Manchester, Liberty Bank
Deborah Gabinelle	VP & Senior Credit Risk Officer	27/2	Webster Bank, Fleet Bank, Federal Reserve Bank of New York
Nathan Kelley	VP & Credit Risk Officer	11/2	NewAlliance Bank, FirstFed America Bankcorp

9

Talent Acquisition

Commercial Banking Expansion

Name	Title/Function	Years in Industry/ Years at Rockville	Prior Experience
Stephen Villecco	SVP & Regional Commercial Banking Officer, Southern and Northern C&I Teams	25/2	**Headed up NewAlliance Bank's $0.5 billion Commercial and Industrial department since 1998**
Josh Gorman	SVP & Regional Commercial Banking Officer, Western C&I Team	14/0	Bank of America/Merrill Lynch, Wachovia National Bank. Joined Rockville Bank December 2012
Thomas Reid	SVP & Commercial Banking Officer	38/2	**Headed up NewAlliance Bank's $1.2 billion Commercial Real Estate department since 2003**
Melanie Joy	SVP & Senior Commercial Real Estate Officer	26/1	Liberty Bank
Matt Proto	VP & Senior Commercial Banking Officer	37/2	Bank of Southern Connecticut and NewAlliance Bank
Raymond Kostka	VP & Commercial Banking Officer	34/2	NewAlliance Bank
Robert Landfear	VP & Commercial Banking Officer	19/2	NewAlliance Bank
Michael Kelleher	VP & Commercial Banking Officer	36/2	NewAlliance Bank
Valerie Duncan	SVP & Head of Private Banking	16/0	Wells Fargo Private Bank, First Union National Bank, Wachovia
Joseph Tartaglia	SVP & Senior Cash Management Officer	22/2	First Vice President, Cash Management Sales Manager NewAlliance Bank
Kristine Carlson-Koehler	VP & Cash Management Officer	26/2	NewAlliance Bank, Tolland Bank

10

Corporate Progress

19 Company Enhancement Projects Completed in 2012

Benefits to completed projects; improve operational efficiencies for the

Company and customers, contribute to Company’s overall profitability through added revenue stream, expense reductions, strengthened Company’s regulatory/compliance best practices.

Expense Reduction

• Big Y East Windsor Branch Consolidation

• Core Processor Contract Renegotiation

• Voice/Data Network Upgrade

Customer Service & Compliance Improvement

• Core Processor Enhanced Online Banking & Bill Pay

• ATM Upgrade

• New Branch Servers

• Core Processor Account Opening/Streamline

Improved Efficiencies & Effectiveness

• Database Querying Tool

• Headquarters & Disaster Recovery Storage Area Network

• Commercial Credit Risk Management & Portfolio Reporting

• Intranet

• Financial Profitability Reporting System

• Budgeting Process Redesign

• Accounts Payable Reengineering

Revenue

• RAROC & Customer Profitability Models

• NSF Overdraft

• Core Processor Cash Management

• Secondary Market

• Best Mortgage (Revenue & Customer Service Improvement)

• Financial Advisory (Reform Program & Recruit Talent)

How has Rockville’s Management performed so far? 0.89% ROA Q1 2013 13% Core Revenue Growth 31% Core EPS Growth 54% Dividend Increase NPA/Assets: 0.89% NCOs/Loans: 0.02% 68.58% Core Efficiency Ratio 4% Core NIE Growth Trade 117% P/TBV Total Shareholder Return 12 Months Ending 3/31/2013 Rockville Financial: +16% SNL Thrift Index: +18% SNL Bank Index: +14% Connecticut Banks: +15% 12

Loan Mix

3/31/2010



Construction 4.9%
Commercial Business Loans 8.4%
Installment and Collateral Loans 0.5%
Commercial 31.5%
Residential 54.8%

Yield on Loans: 5.20%

3/31/2012



Commercial Business Loans 11.3%
Installment and Collateral Loans 0.3%
Construction 3.4%
Residential 44.7%
Commercial 40.4%

Yield on Loans: 4.76%

3/31/2013



Commercial Business Loans 10.3%
Installment and Collateral Loans 0.2%
Construction 3.1%
Residential 41.8%
Commercial 44.8%

Yield on Loans: 4.35%

As of March 31, 2013: 51% Adjustable Rate & 49% Fixed Rate

Loan Portfolio ($mm)	RCKB 3/31/2010	% Of Total	RCKB 3/31/2012	% Of Total	RCKB 3/31/2013	% Of Total	CAGR 12 - '13	CAGR 10 - '13
Real Estate Loans:								
Residential	$ 748.7	54.7%	$ 675.5	44.7%	$ 657.6	41.8%	-2.6%	-4.2%
Commercial	430.8	31.5%	610.6	40.4%	705.1	44.8%	15.5%	17.8%
Construction								
Construction - Residential	6.8	0.5%	2.1	0.1%	4.1	0.3%	95.2%	-15.5%
Construction - Commercial	59.6	4.4%	49.8	3.3%	41.0	2.6%	-17.7%	-11.7%
Commercial Business Loans	114.3	8.4%	170.6	11.3%	162.0	10.3%	-5.0%	12.3%
Installment and Collateral Loans	7.2	0.5%	3.9	0.3%	2.8	0.2%	-28.2%	-27.0%
Total Loans	**$ 1,367.4**	**100.0%**	**$ 1,512.4**	**100.0%**	**$ 1,572.6**	**100.0%**	**4.0%**	**4.8%**
Commercial Loans	*$ 604.7*	*44.3%*	*$ 831.0*	*55.0%*	*$ 908.1*	*57.7%*	*9.3%*	*14.5%*

13

Note: Yield on loans for the respective quarter ends

Commercial Real Estate (Q1 2013) Type of Commercial Real Estate Loan Geographic Region Land 11.40% Regional CRE Land Other 1.8% 9.0% Multi-Fam Regional CRE 8.0% Program 45.0% Retail 11.8% Office 12.0% Owner Industrial Occupied 5.1% 7.4% South New New England* Maryland 3.4% Jersey / 8.6% Pennsylvania 5.0% North / Central New Jersey 7.8% Metropolitan New York 0.8% Connecticut West / Upstate New York 55.0% 19.5% (Dollars in thousands) Type of Commercial Real Estate Loan Regional CRE Program $ 317,397 45.0% Owner Occupied 51,858 7.4% Industrial 35,611 5.1% Office 84,711 12.0% Retail 83,278 11.8% Multi-Fam 56,439 8.0% Land 12,470 1.8% Other 63,348 9.0% Total Commercial Real Estate Loans $ 705,112 100.0% (Dollars in thousands) Type of Commercial Real Estate Loan Region Connecticut $ 387,740 55.0% West / Upstate New York 137,298 19.5% Metropolitan New York 5,400 0.8% North / Central New Jersey 54,393 7.8% South New Jersey / Pennsylvania 35,394 5.0% New England* 60,546 8.6% Maryland 24,341 3.4% Total Commercial Real Estate Loans $ 705,112 100.0% Note: Data for quarter ended 3/31/13 * Not including Connecticut 14

Mortgage Banking Business Development Quarter Ended 3/31/2013 12/31/2012 3/31/2012 Production Dollar volume (in millions) $75.0 $87.1 $43.2 # of loans 393 443 215 Purchase mortgages (in millions) $15.9 $26.6 $10.1 Loans sold (in millions) $62.7 $48.8 $17.6 Net gains on sales (in thousands) $1,482 $1,334 $525 Spread Realized 2.36% 2.73% 3.38% Mortgage loan officers 14 11 6 Underwriters & Processors 24 25 12 Secondary Market 3 3 1 15

Best Mortgage: 2013 Pipeline Metrics

Average Percentage by Loan Purpose*

Outside Refinance

50%

Purchases

25%

Balance Sheet RB Refinance 11%

Non-Balance Sheet RB Refinance 15%

* Percent of closed loans for each loan purpose based on average count year to date

6/3/2013

Deposit Mix

3/31/2010



Time Deposits 43.1%
Demand and NOW 21.9%
Regular Savings & Club 13.7%
Money Market Savings 21.3%

Cost of Deposits: 1.07%

Cost of Funds: 1.60%

3/31/2012



Time Deposits 37.5%
Demand and NOW 26.0%
Regular Savings & Club 14.5%
Money Market Savings 22.0%

Cost of Deposits: 0.67%

Cost of Funds: 0.78%

3/31/2013



Time Deposits 34.6%
Demand and NOW 25.5%
Regular Savings & Club 14.5%
Money Market Savings 25.4%

Cost of Deposits: 0.52%

Cost of Funds: 0.61%

Deposit Portfolio ($mm)		RCKB 3/31/2010	% Of Total		RCKB 3/31/2012	% Of Total		RCKB 3/31/2013	% Of Total	CAGR 12 - '13	CAGR 10 - '13
Demand and NOW	$	246.8	21.9%	$	359.2	26.0%	$	393.9	25.5%	9.7%	16.9%
Regular Savings & Club		154.2	13.7%		200.6	14.5%		224.6	14.5%	12.0%	13.4%
Money Market Savings		240.7	21.3%		303.6	22.0%		393.0	25.4%	29.4%	17.8%
Time Deposits		486.8	43.1%		518.9	37.5%		535.4	34.6%	3.2%	3.2%
Total Deposits	**$**	**1,128.5**	**100.0%**	**$**	**1,382.3**	**100.0%**	**$**	**1,546.9**	**100.0%**	**11.9%**	**11.1%**
Core Deposits	*$*	*641.7*	*56.9%*	*$*	*863.4*	*62.5%*	*$*	*1,011.5*	*65.4%*	*17.2%*	*16.4%*

Reducing Cost of Funds ~ Growing Core Deposits

17

Note: Cost of deposits represents cost of total interest bearing and non-interest bearing deposits. Cost of funds represents average total deposits and cost of borrowing for the respective quarters.

Strong Branch Franchise – No. 1 or 2 in most markets


Massachusetts
Hampden
Connecticut
Litchfield
Hartford
Tolland
Windham
Middlesex
New London
New Haven
RCKB (22)

	Address	City	2012 Deposits ($000)	2011-2012 Growth Rate(%)	RCKB's Market Position in Town
1	Rt 83 & Pitkin St	Vernon	171,465	11.17	1
2	1645 Ellington Rd	South Windsor	160,982	20.33	1
3	341 Broad St	Manchester	155,961	13.78	2
4	20 Hyde Ave	Vernon	103,423	21.72	1
5	12 Main St	Ellington	101,592	17.25	1
6	25 Park St	Vernon Rockville	99,768	3.75	1
7	612 Main St	Somers	84,394	12.03	1
8	869 Sullivan Ave	South Windsor	80,826	9.93	1
9	231 Hazard Ave	Enfield	72,830	3.93	2
10	6 Fieldstone Cmns	Tolland	67,744	22.44	2
11	1009 Hebron Ave	Glastonbury	64,677	8.69	7
12	1671 Boston Tpke	Coventry	55,091	0.27	2
13	234 Tolland Tpke	Manchester	53,345	2.80	2
14	275 Mountain Rd	Suffield	50,034	8.22	3
15	902 Main St	South Glastonbury	45,601	(0.41)	1
16	39 Prospect Hill Rd	East Windsor	41,971	109.82	3
17	99 Linwood Ave	Colchester	35,882	15.29	5
18	65 Palomba Dr	Enfield	27,153	5.99	2
19	768 N Main St	Manchester	27,036	10.55	2
20	660 Enfield St	Enfield	20,871	(7.92)	2
21	161 Nevers Rd	South Windsor	High School Branch	NA	NA
22	102 Lasalle Rd	West Hartford	Opened Jan 2013	NA	NA

18

NASDAQ: RCKB

Institutional Ownership

Significant Increase Since Conversion

60.0%

50.0%

40.0%

30.0%

20.0%

10.0%

0.0%

11.1%

28.9%

38.6%

42.0%

44.8%

49.6%

50.0%

54.0%

53.3%

11-Mar

June -11

Sep -11

Dec -11

Mar -12

June -12

Sep -12

Dec -12

Mar -13

Insider Ownership at March 31, 2013

Management Stock Ownership after June 2012 grant:

# of Shares

% of Shares

Executive

Position

& Options

Outstanding

Bill Crawford

CEO/President

382,044

1.4%

Mark Kucia

EVP/Commercial Banking

178,777

0.6%

Rick Trachimowicz

EVP/Human Capital

152,275

0.5%

John Lund

EVP/CFO

142,456

0.5%

Marino Santarelli

EVP/COO

136,123

0.5%

Scott Bechtle

EVP/CRO

128,567

0.5%

Steve Koniecki

EVP/IT&Operations

95,817

0.3%

Eric Newell

EVP/Treasury&Corporate Strategy

88,322

0.3%

Note: The Company approved stock ownership guidelines in 2012 of 3x, 2x and 1x base salary for CEO, EVPs and SVPs, respectively.

NASDAQ: RCKB

Rockville Financial, Inc. Objective

• Become one of the highest performing commercial community banks in the U.S.

• Measure success by financial performance, driving shareholder value, customer service, customer loyalty, and employee engagement.

APPENDIX

Solid Performance Since Current Management

Efficiency Ratio vs Peers:

Efficiency Ratio (%)

75.0 71.5

70.0 66.7 67.5

66.0 64.9

63.3 63.3 63.9

65.0

60.0

55.0

50.0

45.0

40.0

35.0

30.0

2Q2012 3Q2012 4Q2012 1Q2013

Rockville Financial Inc. Peer Median

Net Interest Margin vs Peers:

Net Interest Margin (%)

4.0 3.9

3.8 3.7

3.5

3.5

3.1 3.1 3.1 3.1

3.0

2.5

2.0

2Q2012 3Q2012 4Q2012 1Q2013

Rockville Financial Inc. Peer Median

Return on Average Assets vs Peers:

ROAA (%)

1.1

1.0

1.0 0.9

0.9

0.9

0.8 0.7 0.7

0.7 0.6

0.6 0.6

0.6

0.5

0.4

0.3

2Q2012 3Q2012 4Q2012 1Q2013

Rockville Financial Inc. Peer Median

YoY Loan Growth vs. Peers:

YoY Loan Growth (%)

10.0 9.3

8.1

7.6 7.6

8.0

5.9 6.1 6.2

6.0

4.4

4.0

2.0

0.0

2Q2012 3Q2012 4Q2012 1Q2013

Rockville Financial Inc. Peer Median

Note: Data for quarter ended 3/31/13. Peer data for YoY Loan Growth is adjusted to exclude growth from acquisition.

Loan Quality and Reserve Levels

• Strong credit review program - Third party review of commercial loan portfolio and new originations four times a year, in addition to new origination review by CRO and EVP/Commercial Banking.

Rockville Financial

03/31/13

12/31/12

Non-performing loans/total loans

1.01%

1.00%

Non-performing assets/total assets

0.89%

0.95%

Allowance for loan losses/total loans

1.18%

1.15%

Allowance for loan losses/non-performing loans

117.13%

114.88%

NCO’s/average loans

0.02%

0.03%

Solid Asset Quality Despite Tough Environment

Compares Favorably to Peers

Loan Loss Reserves / Loans vs Peers:

Reserves / Loans

(%)

1.3 1.18 1.16 1.05

1.08 1.03

1.1 0.94

0.86

0.9

0.7 0.94 0.96 0.91 1.00 1.09 1.15 1.17

0.5

2007Y 2008Y 2009Y 2010Y 2011Y 2012Y 2013Q1

Rockville Financial Inc. Peer Group Median

NCOs / Avg. Loans vs Peers:

NCOs / Avg. Loans (%)

0.4 0.35 0.33

0.30

0.27

0.3

0.17 0.05

0.2 0.06 0.12 0.15

0.09 0.07

0.02

0.1 0.00 0.04

0.0

2007Y 2008Y 2009Y 2010Y 2011Y 2012Y 2013Q1

Rockville Financial Inc. Peer Group Median

Non-Performing Loans / Total Loans vs Peers:

NPL’s / Loans (%)

3.0

2.1 2.2 2.2

2.0 1.3

1.1

0.8

1.0 0.4

0.1 0.8 0.9 0.9 0.9 1.0 1.0

0.0

2007Y 2008Y 2009Y 2010Y 2011Y 2012Y 2013Q1

Rockville Financial Inc. Peer Group Median

Note: Data for respective year and quarter ends.

Total Assets

• Despite a difficult operating environment, we were able to grow assets at a CAGR of 7.2% through a disciplined growth strategy.

CAGR = 7.2%

2,500,000

2,250,000

1,998,799 2,062,708

2,000,000 1,749,872

1,571,134 1,678,073

1,750,000

1,533,073

1,500,000

1,250,000

1,000,000

750,000

500,000

250,000

0

2008Y 2009Y 2010Y 2011Y 2012Y 2013Q1

Total Assets ($000)

Regional Commercial Real Estate Data

Data as of March 31, 2013

• Approximately $317 million outstanding – 45 loans

• Average loan size $7.1 million

• Average LTV: 63%

• Average debt service coverage ratio: 1.8x

• Weighted average yield: 4.63%

• All loans are paying as agreed

CRE and Commercial business loan 3 Year CAGR = 14.5%

Approximately $720 million of commercial and construction loans serviced by 7 commercial bankers prior to the commercial banking team expansion in Q3 2011 ($102 million per banker)

Current Commercial Banking Team consists of 17 Customer facing commercial bankers including 3 cash management officers

Loan Approval Procedures and Authority:

• Limited group of officers – Up to $1.0 million

• President, CRO, or Head of Commercial – Up to $7.5 million

• President & CRO or CRO & Head of Commercial – Up to $15.0 million

• Board of Directors – Over $15.0 million

Municipal Bond Stratification

Total Municipal Portfolio By Type

College & University; 15%

Fuel Sales Tax;

General 3%

Obligation

Health Services 31%

Revenue; 17%

Building Develop; 5%

Revenue Airport; 6%

Bonds Sales Tax; 3%

69%

Water/Sewer; 21%

Total Municipal Portfolio Geographic Distribution

AR, 2%

AZ, 0%

CO, 2%

MN

CA CT, 4%

4% FL, 4%

13%

IL, 3%

NY Other IN, 3%

8% LA, 2%

44% MA, 1%

PA ME, 3%

6% NC, 3%

TX NV, 3%

SC

WA OH, 3%

4% 10%

OK, 3%

10%

OR, 3%

UT, 1%

VT, 2%

WI, 2%

Municipal Bond Stratification Continued

Revenue Type Breakout

College &

Water /

University

Sewer

22%

30%

Fuel Sales

Tax

4%

Health

Services

Airport

Revenue

Sales Tax 8% 24%

4%

Building

Develop

7%

Revenue Bond Geographic Breakout

WI

CO CT

4%

3% 5%

VT CA

WA FL

3% 8%

12% 1% IN

UT 4% MA

1% TX 1%

7% ME

MN 4%

SC

3%

6%

PA

NC

8% NY

OH 5%

10% NV

5% 5%

OR

As a percent of total revenue bonds, as of Dec 31, 2012

Municipal Rating Distribution

Aa2 Aa3

40% 29%

A2

Aaa 2%

Aa1 13%

16%

(a) Ratings as of Dec 31, 2012

(b) A2 rating has a AAA enhanced rating

Gen Obligation Geo Breakout

AZ

WA AR

1%

7% 6%

TX

16% CA

22%

OK

9% CT

2%

FL

MN 10%

NY

6% LA IL

6%

6% 10%

As a percent of total general obligation bonds, as of Dec 31, 2012; 36% of GO bonds are direct obligations of the State

Deposit Market Share

Deposit Growth Potential – Moved up two positions in 2012

Deposit Market Share Summary for Connecticut

2012

2011

Institution (ST)

2012

2012

2012

Rank

Rank

Number of

Total

Total

Branches

Deposits in

Market

Market

Share

$0

(%)

1

1

Bank of America Corp. (NC)

156

24,555,614.00

23.97

2

2

Webster Financial Corp. (CT)

121

12,136,213.00

11.85

3

3

People’s United Financial Inc. (CT)

165

10,981,060.00

10.72

4

4

Wells Fargo & Co. (CA)

76

7,346,402.00

7.17

5

5

Toronto-Dominion Bank

80

5,894,904.00

5.75

6

6

First Niagara Finl Group (NY)

84

4,630,174.00

4.52

7

7

JPMorgan Chase & Co. (NY)

53

4,491,917.00

4.38

8

8

Citigroup Inc. (NY)

20

2,957,588.00

2.89

9

9

Liberty Bank (CT)

44

2,779,395.00

2.71

10

10

RBS

50

2,573,790.00

2.51

11

12

Union Savings Bank (CT)

29

1,635,250.00

1.60

12

14

Rockville Financial Inc. (CT)

22

1,520,658.00

1.48

13

11

Santander

32

1,484,695.00

1.45

14

13

First Connecticut Bancorp, Inc (CT)

21

1,293,258.00

1.26

15

15

M&T Bank Corp. (NY)

10

1,278,950.00

1.25

Total For Institutions In Market

1,286

102,449,687

Note: Market Share is for U.S. Territories only and non-retail branches are not included.

RCKB vs SNL Thrift Peer Weight Average Year over Year Deposit Growth

Year over Year Deposit Growth (%)

16.0

14.0

12.0

10.0

8.0

6.0

4.0

2.0

0.0

2008Q1

2008Q2

2008Q3

2008Q4

2009Q1

2009Q2

2009Q3

2009Q4

2010Q1

2010Q2

2010Q3

2010Q4

2011Q1

2011Q2

2011Q3

2011Q4

2012Q1

2012Q2

2012Q3

2012Q4

2013Q1

Rockville Financial Inc. Peer Median

Shareholder Friendly Capital Management

• Focus on effective and efficient use of excess capital

• March 13, 2012: Announced share repurchase program for 10% of outstanding shares; Completed as of May 20, 2013

• May 20, 2013: Announced 2nd share repurchase program for 10% of outstanding shares

• November 21, 2012: Declared special cash dividend of $0.16 per share

1Q2012

2Q2012

3Q2012

4Q2012

1Q2013

Total RBC Ratio

23.9%

22.8%

22.7%

21.9%

21.3%

Tier 1 Ratio

22.7%

21.6%

21.5%

20.6%

20.1%

Tier 1 to Average

18.7%

17.4%

17.1%

16.5%

15.7%

Assets

TCE Ratio

17.6%

16.7%

16.7%

16.0%

15.5%

Dividends Per

$0.08

$0.09

$0.09

$0.10

$0.10

Share

Dividend Payout

60%

87%

55%

62%*

62%

Ratio

Share Repurchase

22%

45%

46%

61%

67%

Plan - % Complete

Common Shares

28,863,723

28,602,777

28,605,560

28,156,897

27,981,286

Outstanding

*Excludes special cash dividend

Total Shareholder Return

Favorable in comparison to SNL U.S Bank Index

Rockville Financial, Inc. Total Return (%)

RCKB (+16.12%)

SNL U.S. Bank (+14.19%) %

Total Return

20

10

0

-10

-20

May 2012

Jul 2012

Sep 2012

Nov 2012

Jan 2013

Mar 2013

Thousands

500

400

300

200

100

0

RCKB-Vol

Source: SNL Financial

Return compared to 2004-2005 Conversions

#2 out of 52 bank conversions in the Class of 2004-2005

	Company	Ticker	State	IPO date	IPO price ($)[1]	Last price ($)[2]	Years public	Change in price IPO to last price
1	North Penn Bancorp Inc.	NPBP	PA	6/2/2005	9.16	18.30	6.00	100%
2	**Rockville Financial Inc.**	**RCKB**	**CT**	**5/23/2005**	**6.59**	**12.68**	**7.47**	**92%**
3	Investors Bancorp Inc. (MHC)	ISBC	NJ	10/12/2005	10.00	16.67	7.08	67%
4	Home Federal Bancorp Inc. of Louisiana	HFBL	LA	1/21/2005	10.98	17.65	7.80	61%
5	Synergy Financial Group Inc.	SYNF	NJ	1/21/2004	10.00	15.16	3.69	52%
6	United Financial Bancorp Inc.	UBNK	MA	7/13/2005	9.61	14.25	7.33	48%
7	NewAlliance Bancshares Inc.	NAL	CT	4/2/2004	10.00	14.78	7.04	48%
8	Legacy Bancorp Inc.	LEGC	MA	10/26/2005	10.00	14.34	5.73	43%
9	SE Financial Corp	SEFL	PA	5/6/2004	10.00	14.25	7.91	43%
10	New England Bancshares Inc.	NEBS	CT	12/29/2005	10.00	13.64	6.87	36%
11	Partners Trust Financial Group Inc.	PRTR	NY	7/15/2004	10.00	12.75	3.38	28%
12	First Clover Leaf Financial Corp.	FCLF	IL	6/29/2004	5.17	6.31	8.16	22%
13	Colonial Financial Services Inc.	COBK	NJ	6/30/2005	10.64	12.99	7.36	22%
14	Abington Bancorp Inc.	ABBC	PA	12/17/2004	6.25	7.20	6.79	15%
15	Ocean Shore Holding Co.	OSHC	NJ	12/22/2004	11.37	13.07	7.68	15%
16	Citizens Community Bancorp Inc.	CZWI	WI	3/30/2004	5.23	6.00	8.41	15%
17	Home Federal Bancorp Inc.	HOME	ID	12/7/2004	8.80	10.02	7.72	14%
18	Rome Bancorp Inc.	ROME	NY	3/30/2005	10.00	11.30	6.01	13%
19	Benjamin Franklin Bancorp Inc.	BFBC	MA	4/5/2005	10.00	11.00	4.01	10%
20	Kaiser Federal Financial Group Inc.	KFFG	CA	3/31/2004	13.90	15.15	8.41	9%
21	Heritage Financial Group Inc.	HBOS	GA	6/30/2005	11.94	12.58	7.36	5%
22	SI Financial Group Inc.	SIFI	CT	10/1/2004	11.13	11.61	7.90	4%
23	Osage Bancshares Inc.	OSBK	OK	4/1/2004	10.00	10.35	8.40	4%
24	OC Financial Inc.	OCFL	OH	4/1/2005	10.00	10.11	3.24	1%
25	Clifton Savings Bancorp Inc. (MHC)	CSBK	NJ	3/4/2004	10.00	9.79	8.48	-2%

As of Nov 8, 2012

1 IPO price is adjusted for stock splits

2 If the company was acquired or the subsidiary failed, the last price reflects the price on the acquisition date (or the last reported price if earlier) or the subsidiary failure date.

Source: SNL Financial

34

Return compared to 2004-2005 Conversions

#2 out of 52 bank conversions in the Class of 2004-2005

	Company	Ticker	State	IPO date	IPO price ($)[1]	Last price ($)[2]	Years public	Change in price IPO to last price
26	Kearny Financial Corp. (MHC)	KRNY	NJ	2/24/2005	10.00	9.00	7.71	-10%
27	Provident New York Bancorp	PBNY	NY	1/15/2004	10.00	8.56	8.61	-14%
28	Monadnock Bancorp Inc.[3]	MNKB	NH	6/29/2004	5.84	4.95	8.16	-15%
29	Kentucky First Federal Bancorp (MHC)	KFFB	KY	3/3/2005	10.00	8.39	7.69	-16%
30	Hudson City Bancorp Inc.[3]	HCBK	NJ	6/7/2005	10.00	8.21	7.43	-18%
31	Georgetown Bancorp Inc.	GTWN	MA	1/6/2005	13.89	11.25	7.84	-19%
32	American Bancorp of New Jersey Inc.	ABNJ	NJ	10/6/2005	10.00	8.00	3.65	-20%
33	Cheviot Financial Corp.	CHEV	OH	1/6/2004	11.67	9.13	8.64	-22%
34	DSA Financial Corp.	DSFN	IN	7/30/2004	10.00	7.75	8.07	-23%
35	BankFinancial Corp.	BFIN	IL	6/24/2005	10.00	7.20	7.38	-28%
36	Naugatuck Valley Financial Corp.	NVSL	CT	10/1/2004	10.00	7.20	7.90	-28%
37	FedFirst Financial Corp.	FFCO	PA	4/7/2005	21.12	15.20	7.59	-28%
38	Ottawa Savings Bancorp Inc. (MHC)	OTTW	IL	7/15/2005	10.00	6.85	7.32	-32%
39	Prudential Bancorp Inc. of Pennsylvania (MH(	PBIP	PA	3/30/2005	10.00	6.45	7.62	-36%
40	Lincoln Park Bancorp (MHC)	LPBC	NJ	12/20/2004	10.00	6.00	7.68	-40%
41	Waterstone Financial Inc. (MHC)	WSBF	WI	10/5/2005	10.00	5.54	7.10	-45%
42	BV Financial Inc. (MHC)	BVFL	MD	1/14/2005	10.00	5.00	7.82	-50%
43	Wawel Bank (MHC)	WAWL	NJ	4/1/2004	10.00	5.00	8.40	-50%
44	First Federal of Northern Michigan Bancorp Ir	FFNM	MI	4/4/2005	10.00	4.94	7.60	-51%
45	PSB Holdings Inc. (MHC)	PSBH	CT	10/5/2004	10.00	4.41	7.89	-56%
46	Roebling Financial Corp Inc.	RBLG	NJ	10/1/2004	10.00	4.10	7.90	-59%
47	Royal Financial Inc.	RYFL	IL	1/21/2005	10.00	3.50	7.80	-65%
48	Third Century Bancorp	TDCB	IN	6/30/2004	10.00	3.00	8.16	-70%
49	Equitable Financial Corp. (MHC)	EQFC	NE	11/9/2005	10.00	2.50	7.00	-75%
50	SFSB Inc. (MHC)	SFBI	MD	12/31/2004	10.00	1.50	7.65	-85%
51	Brooklyn Federal Bancorp Inc. (MHC)	BFSB	NY	4/6/2005	10.00	0.85	6.76	-92%
52	Atlantic Coast Financial Corp.	ACFC	FL	10/5/2004	51.02	2.14	7.89	-96%

As of Nov 8, 2012

1 IPO price is adjusted for stock splits

2 If the company was acquired or the subsidiary failed, the last price reflects the price on the acquisition date (or the last reported price if earlier) or the subsidiary failure date.

Source: SNL Financial

35

Institutional Ownership

The institutions that held market values of greater than $5 million in the Company’s stock as of March 31, 2013, and that have attributed to the substantial increase in shares institutionally held are as follows:

Q1 2013

Holder Name

Position

Position

$ Market Value

% Outstanding

Change

March 31, 2013

Keeley Asset Management

1,926,700

96,000

25,432,440

6.89

BlackRock Fund Advisors

1,688,170

155,626

22,283,844

6.04

Wellington Management Co. LLP

1,282,968

-492,480

16,935,178

4.59

EJF Capital LLC

1,093,900

543,900

14,439,480

3.91

The Vanguard Group

820,802

-607,962

10,834,586

2.94

Dimensional Fund Advisors

700,402

32,336

9,245,306

2.51

State Street Global Advisors

590,801

30,579

7,798,573

2.11

Brandywine Global Invest

545,118

-1,213

7,195,558

1.95

Ironwood Capital Management LLC

529,171

117,811

6,985,057

1.89

Putnam Investment Management LLC

433,900

4,100

5,727,480

1.55

Renaissance Technologies LLC

412,511

56,543

5,445,145

1.48

Northern Trust Investments

402,452

-11,699

5,312,366

1.44

Source: NASDAQ.com

Non-Interest Expense to Average Assets Peer Comparison

NIE / Average Assets (Quarterly) - Peers

3/31/2013

12/31/2012

9/30/2012

6/30/2012

3/31/2012

Fairfield County Bank

CT

3.65

4.19

4.06

3.76

3.80

SI Financial Group, Inc (SIFI)

CT

3.62

3.28

2.91

3.16

3.46

Naugatuck Savings Bank

CT

3.55

4.35

3.67

3.51

3.43

Newtown Savings Bank

CT

3.46

3.96

3.62

3.63

3.42

First Connecticut Bancorp, Inc. (FBNK)

CT

3.27

3.80

3.05

3.16

3.08

Dime Bank

CT

3.19

2.42

3.12

2.71

3.35

First County Bank

CT

3.14

3.14

3.02

3.07

3.06

SBT Bancorp, Inc (SBIB)

CT

2.98

3.17

3.14

3.36

2.86

Liberty Bank

CT

2.96

2.80

2.85

2.80

2.96

People’s United Financial, Inc (PBCT)

CT

2.94

3.08

2.96

2.95

3.04

Union Savings Bank

CT

2.91

3.59

2.73

2.84

2.96

Rockville Financial Inc (RCKB)

CT

2.83

2.99

3.00

2.93

2.74

United Financial Bancorp, Inc. (UBNK)

MA

2.65

2.64

2.66

2.63

2.77

First Niagara Financial Group (FNFG)

NY

2.60

3.05

2.85

2.31

2.23

Webster Financial Corporation (WBS)

CT

2.53

2.56

2.73

2.60

2.68

Source: SNL Financial; FDIC Call Reports

Efficiency Peer Comparison

Efficiency Ratio (Quarterly) – Peers

3/31/2013

12/31/2012

9/30/2012

6/30/2012

3/31/2012

NII %Ch QoQ

SI Financial Group, Inc (SIFI)

CT

97.72

82.41

90.82

89.77

87.00

-3.0%

First County Bank

CT

91.89

86.22

88.72

89.63

88.37

-3.9%

First Connecticut Bancorp, Inc. (FBNK)

CT

90.79

82.07

106.30

88.90

88.52

-10.3%

Dime Bank

CT

89.50

59.80

82.02

72.16

90.06

-1.2%

Union Savings Bank

CT

84.89

97.32

81.66

84.56

86.50

-5.9%

Naugatuck Savings Bank

CT

83.91

92.48

80.98

80.00

79.76

-7.4%

SBT Bancorp, Inc (SBIB)

CT

81.51

75.31

81.27

82.02

78.45

0.9%

Newtown Savings Bank

CT

81.38

80.14

77.14

81.41

84.30

-2.7%

Liberty Bank

CT

71.12

64.76

68.69

62.61

72.32

0.0%

People’s United Financial, Inc (PBCT)

CT

71.08

68.17

63.66

65.77

67.84

-2.8%

Fairfield County Bank

CT

70.37

85.00

78.38

75.64

72.44

-2.7%

United Financial Bancorp, Inc. (UBNK)

MA

67.92

117.54

66.68

68.56

71.94

23.9%

Rockville Financial Inc (RCKB)

CT

67.51

69.57

67.92

72.59

66.05

-3.3%

First Niagara Financial Group (FNFG)

NY

67.40

69.85

64.71

62.13

59.08

5.5%

Webster Financial Corporation (WBS)

CT

64.84

61.87

64.10

65.89

67.57

-0.9%

Source: SNL Financial; FDIC Call Reports

Peer Comparison[(1)]

General Information				Profitability				Capital		Asset Quality			Pricing Info			Dividends	
Institution Name	Ticker	City, State	Assets ($mm)	Core ROAA (%)	Core ROAE (%)	NIM (%)	Eff. Ratio (%)	Risk-based Capital Ratio (%)	Loans/ Deposits (%)	LLR / Loans (%)	Adj Texas Ratio (%)	NPAs/ Assets (%)	Market Cap ($mm)	6/4/2013 Stock Price ($)	Price / Tang. Book (x)	Div. Yield (%)	Current Annual Div ($)
Rockville Financial, Inc.	**RCKB**	**Vernon Rockville, CT**	**2,063**	**0.86**	**5.49**	**3.45**	**67.51**	**21.3**	**101.7**	**1.17**	**6.48**	**1.06**	**362**	**13.20**	**1.15**	**3.09**	**0.40**
Peer Group:																	
Brookline Bancorp, Inc.	BRKL	Boston, MA	5,110	0.75	6.21	3.70	62.71	12.3	115.1	1.02	9.31	0.55	598	8.50	1.31	3.72	0.34
Provident New York Bancorp	PBNY	Montebello, NY	3,710	0.60	4.62	3.34	64.64	13.5	78.7	1.25	16.47	1.47	415	9.36	1.28	2.65	0.24
United Financial Bancorp, Inc.	UBNK	West Springfield, MA	2,429	0.88	6.91	3.70	63.90	13.6	97.3	0.69	6.57	0.74	309	15.72	1.19	2.63	0.40
OceanFirst Financial Corp.	OCFC	Toms River, NJ	2,304	0.77	8.06	3.13	61.49	16.3	87.4	1.34	27.92	2.89	251	14.23	1.14	3.33	0.48
ESB Financial Corporation	ESBF	Ellwood City, PA	1,912	0.75	7.29	2.33	60.23	15.1	57.0	0.98	11.42	0.97	222	12.60	1.44	2.92	0.00
ESSA Bancorp, Inc.	ESSA	Stroudsburg, PA	1,386	0.50	3.97	3.04	74.89	19.5	94.3	0.81	21.81	2.42	134	10.70	0.84	1.85	0.20
Westfield Financial, Inc.	WFD	Westfield, MA	1,307	0.26	1.88	2.56	87.93	24.4	77.2	1.27	9.44	1.35	169	7.65	0.94	3.08	0.24
Hingham Institution for Savings	HIFS	Hingham, MA	1,226	1.07	13.42	3.20	42.45	14.1	110.5	0.85	7.20	0.61	134	63.03	1.40	1.49	2.12
New Hampshire Thrift Bancshares, Inc.	NHTB	Newport, NH	1,231	0.63	6.09	2.88	71.23	15.1	99.7	1.06	17.80	1.59	95	13.48	1.39	3.94	0.52
Harleysville Savings Financial Corporation	HARL	Harleysville, PA	804	0.60	7.97	2.32	61.03	14.1	88.1	0.89	22.03	1.77	76	20.02	1.24	4.63	0.84
TF Financial Corporation	THRD	Newtown, PA	716	0.65	5.53	3.67	63.63	17.9	92.3	1.26	19.44	2.32	71	24.95	0.90	0.80	0.20
Average				0.68	6.54	3.08	64.92	16.0	90.7	1.04	15.40	1.52	225		1.19	2.82	0.51
Median				0.65	6.21	3.13	63.63	15.1	92.3	1.02	16.47	1.47	169		1.24	2.92	0.34

Note: Data through quarter ended 3/31/2013 and has been annualized where applicable. Prior quarter data or bank level used where current quarter data is unavailable
NPAs and Loan 90 Days Past Due are adjusted for covered assets. Peer group companies selected by independent appraisal firm during second step conversion
Pricing data as of 6/4/2013. BFED has been removed due to merger with BHLB. DNBK has been removed due to merger with PBCT
(1) Peer group companies selected by independent appraisal firm during second step conversion

39

Recently Converted Second Step Conversions

- Second step conversions since January 1, 2010 with gross proceeds greater than $20mm

General Information				Offering Information and Pro Forma Data						Price Change Since IPO (%)				At Ann.
	Company Name	Ticker	State	IPO Date	Gross Proceeds ($000)	Point In Range	Tg. Eq. / Assets (%)	Price / Tg. Bk. (%)	Charit. Fndn?	1 Day (%)	1 Month (%)	3 Month (%)	Last Close (%)	NPAs/ Assets (%)
Second Step Conversions														
1	Northfield Bancorp, Inc.	NFBK	NJ	1/25/2013	355,589	Min-Mid	24.6	83.0	NO	14.5	13.2	18.0	0.9	1.87
2	United Community Bancorp	UCBA	IN	1/10/2013	24,480	Min-Mid	11.7	58.2	NO	20.6	25.3	25.1	0.2	5.39
3	Malvern Bancorp, Inc.	MLVF	PA	10/12/2012	36,369	Supermax	14.0	68.5	YES	10.0	7.0	11.9	7.6	4.04
4	LaPorte Bancorp, Inc.	LPSB	IN	10/5/2012	27,077	Mid-Max	14.3	71.0	NO	10.0	8.1	8.1	15.0	1.70
5	Cheviot Financial Corp.	CHEV	OH	1/18/2012	37,400	Minimum	14.6	66.1	NO	3.1	3.5	8.4	28.0	3.60
6	Naugatuck Valley Financial Corporation	NVSL	CT	6/30/2011	33,384	Mid-Max	13.4	70.1	NO	(1.3)	1.9	(1.8)	(8.4)	2.18
7	Rockville Financial, Inc.	RCKB	CT	3/4/2011	171,099	Supermax	17.8	92.2	YES	6.0	5.0	(5.6)	19.7	1.07
8	Alliance Bancorp, Inc. of Pennsylvania	ALLB	PA	1/18/2011	32,585	Mid-Max	17.0	66.8	NO	10.0	11.9	10.8	20.7	3.19
9	SI Financial Group, Inc.	SIFI	CT	1/13/2011	52,356	Min-Mid	13.0	69.9	YES	15.9	17.5	25.0	14.0	0.97
10	Capitol Federal Financial, Inc.	CFFN	KS	12/22/2010	1,181,500	Minimum	21.0	83.9	YES	16.5	16.0	14.0	1.8	0.71
11	Heritage Financial Group, Inc.	HBOS	GA	11/30/2010	65,918	Min-Mid	16.3	74.3	NO	2.5	25.0	31.2	28.2	2.35
12	Simplicity Bancorp, Inc.	SMPL	CA	11/19/2010	63,750	Minimum	15.7	66.3	NO	(0.1)	(0.4)	37.2	29.9	3.23
13	Colonial Financial Services, Inc.	COBK	NJ	7/13/2010	22,950	Minimum	11.0	64.7	NO	0.5	(2.6)	(2.8)	26.8	1.77
14	Oneida Financial Corp.	ONFC	NY	7/7/2010	31,500	Midpoint	9.3	97.8	NO	(6.3)	(1.3)	(6.8)	45.3	0.41
15	ViewPoint Financial Group, Inc.	VPFG	TX	7/7/2010	198,573	Min-Mid	14.6	93.9	NO	(5.0)	(3.0)	(7.0)	49.8	0.61
16	Fox Chase Bancorp Inc.	FXCB	PA	6/29/2010	87,125	Minimum	16.0	72.6	NO	(4.1)	(1.8)	(4.0)	17.2	2.84
17	Oritani Financial Corp.	ORIT	NJ	6/24/2010	413,632	Mid-Max	25.8	90.6	NO	3.1	(0.9)	(2.5)	32.3	2.62
18	Eagle Bancorp Montana, Inc.	EBMT	MT	4/5/2010	24,643	Mid-Max	15.7	81.1	NO	5.5	4.0	(2.8)	1.3	0.46
						Average	15.9	76.2		5.6	7.1	8.7	18.4	2.17
						Median	15.1	71.8		4.3	4.5	8.3	18.4	2.03

40

Note: Charter Financial Corp. (MHC) not included in above analysis due to unique structure as an incremental MHC offering
Source: SNL Financial, pricing as of 6/4/2013